UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

August 21, 2024

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

ROPER TECHNOLOGIES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware

(STATE OR OTHER JURISDICTION OF INCORPORATION)

1-12273	51-0263969
(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

6496 University Parkway
Sarasota, Florida	34240
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(941) 556-2601

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

(FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, $0.01 Par Value	ROP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

On August 21, 2024, Roper Technologies, Inc. (the “Company”) consummated the issuance and sale of $2,000,000,000 in aggregate principal amount of senior unsecured notes consisting of: (i) $500,000,000 aggregate principal amount of its 4.500% Senior Notes due 2029 (the “2029 Notes”), (ii) $500,000,000 aggregate principal amount of its 4.750% Senior Notes due 2032 (the “2032 Notes”) and (iii) $1,000,000,000 aggregate principal amount of its 4.900% Senior Notes due 2034 (the “2034 Notes”, collectively with the 2029 Notes and the 2032 Notes, the “Notes”) pursuant to an Underwriting Agreement, dated August 19, 2024, by and among the Company and BofA Securities, Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters listed in Schedule 1 thereto. The Notes have been issued pursuant to an Indenture, dated as of November 26, 2018, between the Company and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee (the “Indenture”), as supplemented by an Officer’s Certificate, dated August 21, 2024 (the “Officer’s Certificate”).

The Notes were offered and sold pursuant to the Company’s Registration Statement on Form S-3ASR, dated October 28, 2021 (Registration No. 333-260556), including the prospectus contained therein (the “Registration Statement”), and a related preliminary prospectus supplement, dated August 19, 2024, and a final prospectus supplement, dated August 19, 2024.

The Underwriting Agreement is filed herewith as Exhibit 1.1. The material terms and conditions of the Notes are set forth in the Officer’s Certificate filed herewith as Exhibit 4.1 and incorporated herein by reference and in the Indenture filed as Exhibit 4.1 to the Registration Statement on Form S-3ASR, filed on November 26, 2018 (Registration No. 333-228532).

The foregoing description of the Notes and the other documents relating to this transaction does not purport to be complete and is qualified in its entirety by reference to the full text of these Notes and documents, forms or copies of which are attached as exhibits (or incorporated by reference) to this current report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement, dated August 19, 2024, by and among Roper Technologies, Inc. and BofA Securities, Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters listed in Schedule 1 thereto.*

4.1	Officer’s Certificate setting forth the terms of the Notes (with forms of Notes attached).

5.1	Opinion of Jones Day.

23.1	Consent of Jones Day (contained in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain annexes have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Roper Technologies, Inc. will furnish the omitted annexes to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROPER TECHNOLOGIES, INC.
(Registrant)

Date: August 21, 2024	By:	/s/ Jason P. Conley
Jason P. Conley
Executive Vice President and Chief Financial Officer